                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for the Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))

                        PRESIDENTIAL REALTY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

       -------------------------------------------------------------------------

                        PRESIDENTIAL REALTY CORPORATION
                  180 SOUTH BROADWAY, WHITE PLAINS, N.Y. 10605
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 11, 1998
                            ------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of PRESIDENTIAL REALTY CORPORATION has been called for and will be held at 2:00 P.M., New York Time, on Thursday, June 11, 1998 at the Westchester Residence Inn, 5 Barker Avenue, White Plains, New York, for the following purposes:

          1. To elect, by vote of the Class A shares, 4 directors of the Company to serve for the ensuing year;

          2. To elect, by vote of the Class B shares, 2 directors of the Company to serve for the ensuing year; and

          3. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on April 23, 1998 are entitled to notice of and to vote at the meeting.

     Stockholders are cordially invited to attend the meeting in person. If you are not able to do so and wish your stock voted, you are requested to complete, sign and date the accompanying proxy or proxies and promptly return the same in the enclosed stamped envelope. The proxy for Class A stock is blue and the proxy for Class B stock is white. If you hold both classes of stock please make sure that you send in both proxies.

                                          BY ORDER OF THE
                                          BOARD OF DIRECTORS

                                          ROBERT E. SHAPIRO
                                          Chairman of the Board of Directors

Dated:  April 27, 1998

                        PRESIDENTIAL REALTY CORPORATION
                180 SOUTH BROADWAY, WHITE PLAINS, NEW YORK 10605

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     This Proxy Statement is furnished in connection with the solicitation by the management of PRESIDENTIAL REALTY CORPORATION of proxies to be used at the Annual Meeting of Stockholders of the Company to be held June 11, 1998, and at any adjournment thereof. If proxies in the accompanying form are properly executed and returned, the shares represented thereby will be voted as instructed in the proxy. A stockholder executing and returning a proxy has the power to revoke it at any time before it is voted by giving written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by attending the meeting and requesting to vote in person.

     Only stockholders of record as of the close of business on April 23, 1998 will be entitled to vote.

     The distribution of this Proxy Statement and the enclosed form of Proxy to stockholders will commence on or about April 27, 1998. The Company's annual report to stockholders for 1997, including financial statements, is being mailed to stockholders with this Proxy Statement.

     As of March 31, 1998, there were outstanding and entitled to vote at the Annual Meeting 478,833 shares of the Company's Class A Common Stock (held by approximately 177 holders of record) and 3,102,212 shares of the Company's Class B Common Stock (held by approximately 798 holders of record). The Company is authorized to issue 700,000 Class A shares and 10,000,000 Class B shares. The holders of the Class A Common Stock have the right at all times to elect two-thirds of the membership of the Board of Directors of the Company, and the holders of the Class B Common Stock have the right at all times to elect one-third of the membership of the Board of Directors of the Company. All directors, once elected, have equal authority and responsibility. On all other matters, the holders of the Class A Common Stock and the holders of the Class B Common Stock have one vote per share for all purposes. However, no action may be taken which would alter or change the special rights or powers given to either class of Common Stock so as to affect such class adversely, or which would increase or decrease the amount of the authorized stock of such class, or increase or decrease the par value thereof, except upon the affirmative vote of the holders of the requisite majority of the outstanding shares of the class of stock so affected.

     Accordingly, the Class A shares will vote as a class for the election of four Directors of the Company to serve for the ensuing year (Proposal No. 1 on the accompanying Notice of Annual Meeting), and for this purpose each Class A share will be entitled to one vote. The Class B shares will vote as a class for the election of two directors of the Company for the ensuing year (Proposal No. 2 on the accompanying Notice of Annual Meeting), and for this purpose each Class B share will be entitled to one vote.

                             ELECTION OF DIRECTORS

ELECTION OF DIRECTORS BY CLASS A STOCKHOLDERS

     It is intended that proxies in the accompanying form as received from the holders of Class A Common Stock will be voted in favor of the four persons listed below, each of whom is at present a director, as directors for the ensuing year. If for any reason any of these nominees becomes unable to accept nomination or election, it is intended that such proxies will be voted for the election, in his place, of any substituted nominee as management may recommend, and of the other nominees listed. The management, however, has no reason to believe that any nominee will be unable or unwilling to serve as director. The directors so elected will serve until the next Annual Meeting of Stockholders and until their respective successors are duly elected and have qualified.

                                                                FIRST           CLASS A         CLASS B
                                                           BECAME DIRECTOR      COMMON          COMMON        PERCENTAGE OF
                                    OCCUPATION OR          OF PRESIDENTIAL   BENEFICIALLY    BENEFICIALLY    ALL OUTSTANDING
                                      PRINCIPAL                OR ITS          OWNED AND       OWNED AND          STOCK
       NAME AND AGE                  EMPLOYMENT              PREDECESSOR      PERCENTAGE      PERCENTAGE     (CLASS A AND B
        OF DIRECTOR               FOR PAST 5 YEARS             COMPANY        OF CLASS(1)     OF CLASS(1)       COMBINED)
       ------------          ---------------------------   ---------------   -------------   -------------   ---------------
Robert Feder (67)..........  Partner, Cuddy & Feder &           1981                916*         20,106*             *
                               Worby, Attorneys
Jeffrey F. Joseph (56)**...  President of Presidential          1993         198,735(2)          24,000(3)              (6.1)
                                                                                  (41.5)
Robert E. Shapiro (80)**...  Chairman of the                    1961               None          41,744           (1.2)
                             Board of Directors                                                    (1.4)
                             of Presidential
Joseph Viertel (82)**......  Director and Chairman              1961               None            None
                             of the Executive
                             Committee of Presidential.

---------------
  * Less than 1% of the class of stock

 ** Member of the Executive Committee of the Board of Directors

(1) These figures, based on information as of March 31, 1998, include 124 shares of Class A Common Stock and 27,795 shares of Class B Common Stock of Presidential held in trust or in the names of wives, the beneficial ownership of which is disclaimed by the respective Directors. Each of the owners of the shares set forth in the table has the sole voting and investment power over such shares except that such owner has no voting or investment power over shares the beneficial ownership of which is disclaimed.

(2) These shares are owned by Pdl Partnership, a general partnership in which Mr. Joseph has a 20% partnership interest. See Principal Holders of Securities below.

(3) Represents presently exercisable options to purchase Class B Common Stock.

     Robert E. Shapiro and Joseph Viertel are brothers.

ELECTION OF DIRECTORS BY CLASS B STOCKHOLDERS

     It is intended that proxies in the accompanying form as received from the holders of Class B Common Stock will be voted in favor of the two persons listed below, each of whom is at present a director, as directors for the ensuing year. If for any reason any of these nominees becomes unable to accept nomination or election, it is intended that such proxies will be voted for the election, in his place, of any substituted nominee as management may recommend, and of the other nominees listed. The management, however, has no reason to believe that any nominee will be unable or unwilling to serve as a director. The directors so elected will serve until the next Annual Meeting of Stockholders and until their respective successors are duly elected and have qualified.

                                                               FIRST           CLASS A         CLASS B
                                                          BECAME DIRECTOR      COMMON          COMMON        PERCENTAGE OF
                                    OCCUPATION OR         OF PRESIDENTIAL   BENEFICIALLY    BENEFICIALLY    ALL OUTSTANDING
                                      PRINCIPAL               OR ITS          OWNED AND       OWNED AND          STOCK
       NAME AND AGE                  EMPLOYMENT             PREDECESSOR      PERCENTAGE      PERCENTAGE     (CLASS A AND B
        OF DIRECTOR               FOR PAST 5 YEARS            COMPANY        OF CLASS(1)     OF CLASS(1)       COMBINED)
       ------------          ---------------------------  ---------------   -------------   -------------   ---------------
Richard Brandt (70)........  Chairman of the                   1972               none          3,900*              *
                                 Board of Directors
                                 of Trans-Lux
                                 Corporation (2)
Mortimer M. Caplin (81)....  Partner, Caplin &                 1984               none          55,396           (1.6)
                                 Drysdale, Attorneys (3)                                          (1.8)

---------------
  * Less than 1% of the class of stock

(1) These figures are based on information as of March 31, 1998. Each of the owners of the shares set forth in the table has the sole voting and investment power over such shares.

(2) Trans-Lux Corporation is a manufacturer of teleprinters, stock tickers and electronic displays and its entertainment division operates motion picture theaters.

(3) Mr. Caplin is a director of Fairchild Corporation and Danaher Corporation.

PRINCIPAL HOLDERS OF SECURITIES

     As of March 31, 1998 the following persons owned beneficially the following amounts and percentages of the Class A and Class B Common Stock of Presidential:

                                                                                                   PERCENTAGE
                                                                                                     OF ALL
                                                                                                  OUTSTANDING
                                     CLASS A                        CLASS B      PERCENTAGE OF       STOCK
                                   COMMON STOCK   PERCENTAGE OF   COMMON STOCK      CLASS B      (CLASS A AND B
                                   BENEFICIALLY      CLASS A      BENEFICIALLY      COMMON        COMMON STOCK
              NAME                    OWNED       COMMON STOCK       OWNED           STOCK         COMBINED)
              ----                 ------------   -------------   ------------   -------------   --------------
Pdl Partnership..................    198,735(1)       (41.5)           none           none            (5.5)
  180 South Broadway
  White Plains, N.Y. 10605
Jack Harry Stewart...............     70,700(2)       (14.7)           none           none            (1.9)
  9300 S.W. 90th St.
  Miami, Florida
The Trust Company of New
  Jersey.........................       none           none         312,500(3)        (9.9)           (8.6)
  35 Journal Square
  Jersey City, N.J. 07306
Westport Asset Management,
  Inc............................       none           none         272,342(4)        (8.6)           (7.5)
  253 Riverside Avenue
  Westport, CT 06880
All officers, and directors as a
  group (10 persons).............    224,252(5)       (46.8)        205,191(5)        (6.5)          (11.8)

---------------
(1) Such amount does not include 24,601 shares owned by certain partners of Pdl Partnership, including 4,762 shares owned by a partner as trustee, the beneficial ownership of which 4,762 shares is disclaimed. The partners of Pdl Partnership are Jeffrey Joseph, an officer and director of Presidential and a nominee for director, and Steven Baruch and Thomas Viertel, officers of Presidential.

(2) Such amount includes 20,500 shares held in the name of his wife and children, the beneficial ownership of which is disclaimed. This information is based upon a Schedule 13D dated December 26, 1989 filed by Mr. Stewart. The Company has not received a more recent filing from Mr. Stewart.

(3) The Company has been informed by The Trust Company of New Jersey that it has sole voting and dispositive power with respect to 304,000 of such shares and shared voting and dispositive power with respect to 8,500 of such shares. This information is based upon an amendment dated February 13, 1998 to a
    Schedule 13G filed by The Trust Company of New Jersey.

(4) The Company has been informed by Westport Asset Management, Inc. that it has sole voting and dispositive power with respect to 88,110 of such shares and shared voting and dispositive power with respect to 184,232 of such shares. Westport Asset Management disclaims beneficial ownership of such 272,342 shares, which are held either in discretionary managed accounts or by officers and stockholders of Westport Asset Management. This information is based upon a Schedule 13G dated February 19, 1998 filed by Westport Asset Management, Inc.

(5) Such amount includes (i) 198,735 shares of Class A Common Stock owned by Pdl Partnership (see Note 1 above), (ii) 4,886 shares of Class A Common Stock and 27,795 shares of Class B Common Stock held in trust or in the names of wives, the beneficial ownership of which is disclaimed by the respective persons and (iii) options to purchase 60,000 shares of Class B Common Stock.

     Except as noted in the table, each of the owners of the shares set forth in the table has the sole voting and dispositive power over such shares except that such owner has no voting or dispositive power over shares the beneficial ownership of which is disclaimed.

     The Company's management knows of no other persons owning beneficially more than 5% of either the outstanding Class A Common Stock or the outstanding Class B Common Stock of the Company.

     Neither Pdl Partnership nor its partners have any contract, arrangement, understanding or relationship (legal or otherwise) with respect to any securities of the Company, except as described below. 212,648 Class A Shares owned by Pdl Partnership or its partners are pledged to Robert E. Shapiro and Joseph Viertel, directors of the Company, as security for loans previously made in connection with the purchase of 134,334 Class A Shares by Pdl Partnership's predecessor in interest. The partners of Pdl Partnership have entered into an Agreement pursuant to which they have agreed among themselves that the Class A Shares owned by Pdl Partnership may (1) be voted by Pdl Partnership only by action of any two of them or (2) be sold by Pdl Partnership only with the approval of any two of them.

EXECUTIVE OFFICERS

     The following table sets forth information with respect to the executive officers of Presidential. Each officer has been elected for a period of one year and thereafter until his successor is elected, subject to the terms of the Employment Agreements described below.

                       NAME                          AGE         POSITION WITH REGISTRANT
                       ----                          ---         ------------------------
Jeffrey F. Joseph..................................  56     President and a Director
Thomas Viertel.....................................  56     Executive Vice President and Chief
                                                            Financial Officer
Steven Baruch......................................  59     Executive Vice President
Elizabeth Delgado..................................  53     Treasurer
Roslyn Lacativa....................................  60     Secretary

     Mr. Joseph has been President of the Company since February, 1992 and a Director since April, 1993.

     Thomas Viertel has been an Executive Vice President of the Company since January, 1993 and its Chief Financial Officer since April of that year. Mr. Viertel is also the Chairman of the Board of Scorpio Entertainment, Inc., a privately owned company which produces theatrical enterprises. (See Certain Transactions below.)

     Mr. Baruch has been an Executive Vice President of the Company since January, 1993. Mr. Baruch is also the President of Scorpio Entertainment, Inc. (See Certain Transactions below.)

     Ms. Delgado has been Treasurer of the Company since 1986.

     Ms. Lacativa has been the Secretary of the Company since November, 1993. Prior thereto, she was an administrative assistant at Presidential.

     Thomas Viertel is the son of Joseph Viertel, a Director of Presidential and the nephew of Robert E. Shapiro, a Director of Presidential. Steven Baruch is the cousin of Robert E. Shapiro and Joseph Viertel.

     Prior to August 1, 1979, Jeffrey Joseph, Thomas Viertel and Steven Baruch were executive officers of Presidential.

REMUNERATION OF EXECUTIVE OFFICERS AND DIRECTORS

     The following table and discussion summarizes the compensation for the year ended December 31, 1997 of the Chief Executive Officer of the Company and of any other executive officer of the Company who served as such at December 31, 1997 and whose total annual compensation exceeded $100,000.

                                                         SUMMARY COMPENSATION TABLE              LONG TERM
                                                             ANNUAL COMPENSATION                COMPENSATION
                                                ---------------------------------------------   ------------
                     (A)                        (B)                                 (E)             (F)
                                                          (C)         (D)      OTHER ANNUAL        STOCK
                                                         SALARY      BONUS    COMPENSATION(A)     OPTIONS
         NAME AND PRINCIPAL POSITION            YEAR      ($)         ($)           ($)             (#)
         ---------------------------            ----    --------    -------   ---------------   ------------
Jeffrey F. Joseph.............................  1997    $253,879    $49,287          0               0
  President and Chief                           1996     239,509     39,987          0               0
  Executive Officer and Director                1995     232,533     39,106          0               0
Thomas Viertel................................  1997    $170,600    $36,966          0               0
  Executive Vice President                      1996     165,632     26,241          0               0
  and Chief Financial Officer                   1995     153,501     29,330          0               0
Steven Baruch.................................  1997    $170,600    $36,966          0               0
  Executive Vice President                      1996     165,632     26,241          0               0
                                                1995     160,808     29,330          0               0
Elizabeth Delgado.............................  1997    $ 91,670    $11,780          0               0
  Treasurer                                     1996      89,000          0          0               0
                                                1995      82,174          0          0               0

---------------

(A) Does not include perquisites or other personal benefits which in the aggregate do not exceed the lesser of (a) 10% of annual salary and bonus or
    (b) $50,000.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                                  SECURITIES
                                                                                  UNDERLYING           VALUE OF
                                                                                  NUMBER OF          UNEXERCISED
                                                                                 UNEXERCISED         IN-THE-MONEY
                                                                                  OPTIONS AT          OPTIONS AT
                                                   SHARES                          12/31/97            12/31/97
                                                  ACQUIRED         VALUE             (#)                (A)($)
                                                     ON          REALIZED       EXERCISABLE(E)      EXERCISABLE(E)
                     NAME                        EXERCISE(#)        ($)        UNEXERCISABLE(U)    UNEXERCISABLE(U)
                     ----                        -----------    -----------    ----------------    ----------------
Jeffrey F. Joseph..............................       0              0           E -- 24,000         E -- $15,000
  President and Chief                                                             U --     0         U --      0
  Executive Officer and Director
Thomas Viertel.................................       0              0           E -- 18,000       E --   11,250
  Executive Vice President and                                                    U --     0         U --      0
  Chief Financial Officer
Steven Baruch..................................       0              0           E -- 18,000       E --   11,250
  Executive Vice President                                                        U --     0         U --      0

---------------

(A) Based on the $6.125 per share exercise price of all options and the $6.75 per share closing price on the American Stock Exchange on December 31, 1997.

     In addition, the Employment Agreements for Messrs. Joseph, Viertel and Baruch provide that to the extent that any of the existing stock options held by those executives are either exercised or lapse, the Company will grant to the executive new options in the amount of the stock options that have either been exercised or lapsed, which new options will have an exercise price equal to the closing price of the Class B common stock on the date that the new option is actually granted, will have a term of six years from the date such new option is granted and will be otherwise subject to the terms of the Stock Option Plan dated November 17, 1993.

DEFINED BENEFIT PENSION PLAN

     The Company has a Defined Benefit Pension Plan which covers substantially all of its employees, including the officers listed in the Summary Compensation Table. Directors who are not employees of the Company are not eligible to participate in the Plan. The Plan is a non-contributory, tax qualified defined benefit plan which provides a monthly retirement benefit payable for a participant's lifetime in an amount equal to the sum of (i) 6.5% of an employee's average monthly compensation and (ii) .62% of such employee's average monthly compensation in excess of the average Social Security wage base, multiplied in each case by the employee's years of service commencing after December 31, 1993 (up to a maximum of 10 years). Average monthly compensation for these purposes is the employee's monthly compensation averaged over the five consecutive Plan years which produce the highest monthly average within the employee's last ten years of service. However, the amount of compensation taken into account under a tax qualified plan is limited to $160,000 per annum in 1997, which limit may be increased in future years for cost of living increases. Maximum benefits under the Plan are attainable after ten years of service commencing after December 31, 1993, and are payable at age 65. Mr. Joseph (56 years old), Mr. Viertel (56 years old) and Mr. Baruch (59 years old) all have four years of service credited under the Plan.

EMPLOYMENT AGREEMENTS

     The Company has an employment agreement with Jeffrey F. Joseph, President of the Company, that extends through December 31, 1999 and provides for annual compensation of $258,449 for calendar year 1998, with a cost of living increase for 1999. The employee may also become entitled to a bonus for each calendar year based on a formula relating to the Company's earnings, which bonus is limited to a maximum amount of 33 1/3% of his annual basic compensation for that year. The agreement also provides for retirement benefits commencing at age 65 in the annual amount of $29,000, subject to increases based on fifty percent of any increase in the cost of living subsequent to the first year of retirement.

     The Company also has employment agreements with Steven Baruch, Executive Vice President of the Company, and Thomas Viertel, Executive Vice President and Chief Financial Officer of the Company, that each extend to December 31, 1999 and provide for annual compensation of $173,671 for calendar year 1998, with a cost of living increase for 1999. Mr. Baruch and Mr. Viertel may also become entitled to a bonus for each calendar year based on a formula relating to the Company's earnings, which bonus is limited to a maximum amount of 33 1/3% of the annual basic compensation for the year. Each of the agreements also provides for retirement benefits commencing at age 65 in the annual amount of $29,000, subject to increases based on fifty percent of any increase in the cost of living subsequent to the first year of retirement. The Company's employment agreements with Mr. Baruch and Mr. Viertel permit them to spend a reasonable amount of their time during normal business hours on matters related to Scorpio Entertainment, Inc., a company which is engaged in theatrical productions, so long as the time and effort for Scorpio Entertainment, Inc. does not conflict or interfere with the performance of their duties for the Company and they diligently perform their duties for the Company to the satisfaction of the Board of Directors. (See Certain Transactions below.)

     The Company also has an employment agreement with Elizabeth Delgado, the Company's Treasurer, that extends through December 31, 1999 and provides for annual compensation of $94,878 for calendar year 1998. The employment agreement provides for a retirement period that commences at age 65 with annual cash benefits during retirement equal to the sum of (a) 23.6% plus (b) 2.6% for each year of employment subsequent to December 31, 1994, up to a maximum of 60% of the average of the three highest annual salary rates paid during employment, provided that such annual benefits shall not exceed $50,046 per annum, and provided further that any payments to be made under the retirement provisions of the employment agreement shall be reduced dollar for dollar by any amounts payable to the employee as a participant under the Company's Defined Benefit Pension Plan. Annual cash retirement benefits payable by the Company to

Ms. Delgado under such employment agreement cannot be less than $29,547, but could be higher depending upon future rates of compensation and the terms of any subsequent employment agreement.

     During the retirement periods under the above agreements, the employees will also be entitled to the continuation of certain life, group health and disability insurance benefits. None of the employment contracts described above provide death benefits for the recipients or for funding by Presidential of the anticipated retirement benefits.

COMPENSATION OF DIRECTORS

     The Company pays each Director (other than Jeffrey F. Joseph, who is the President of the Company, Robert E. Shapiro, who is the Chairman of the Board of Directors of the Company, and Joseph Viertel, who is the Chairman of the Executive Committee of the Board of Directors of the Company) $10,000 per annum plus $1,250 for each meeting of the Board of Directors attended and $1,250 for each Committee meeting attended, plus in each case reimbursement of expenses. The Company ordinarily does not pay any other compensation to Directors for their services as Directors.

     Presidential also has employment agreements with two directors (who were executive officers of the Company prior to their retirement) providing for stipulated annual payments for life (plus continuation of life, group health and disability insurance benefits). The annual cash retirement benefits paid under these contracts in 1997 were as follows:

                                                                             ANNUAL CASH RETIREMENT
                                                                          BENEFIT (SUBJECT TO INCREASE
           NAME AND AGE                 POSITION WITH PRESIDENTIAL               FOR INFLATION)
           ------------                 --------------------------        ----------------------------
Robert E. Shapiro(80).............  Director and Chairman of the Board              $162,304
                                    of Directors. Retired as President
                                    in 1992.
Joseph Viertel (82)...............  Director and Chairman of the                     146,672
                                    Executive Committee. Retired as
                                    President in 1987.

CERTAIN TRANSACTIONS

     Presidential currently has loans outstanding to certain affiliates of Ivy Properties, Ltd. (collectively "Ivy") as more fully described in the table set forth below. Ivy is owned by Thomas Viertel, Steven Baruch and Jeffrey Joseph (the "Ivy Principals"). Mr. Joseph is currently the President and a Director of Presidential and is a nominee for Director. Mr. Viertel is currently an Executive Vice President and the Chief Financial Officer of Presidential and is the son of Joseph Viertel, a Director of Presidential, and a nephew of Robert E. Shapiro, also a Director of Presidential. Steven Baruch is currently an Executive Vice President of Presidential and is a cousin of Robert E. Shapiro and Joseph Viertel.

     Pdl Partnership, a partnership which is wholly owned by the Ivy Principals, currently owns 198,735 shares of the Company's Class A Common Stock. As a result of the ownership of these shares by Pdl Partnership, together with the ownership of an aggregate of 24,601 additional shares of Class A Common Stock individually by the Ivy Principals, Pdl Partnership and the Ivy Principals have beneficial ownership of an aggregate of approximately 47% of the outstanding shares of Class A Common Stock of the Company, which class of stock is entitled to elect two-thirds of the Board of Directors of the Company. By reason of such beneficial ownership, the Ivy Principals are in a position substantially to control elections of the Board of Directors of the Company.

     The Board of Directors has adopted a resolution pursuant to which Presidential will not make any loan to Ivy nor enter into any other material transaction with Ivy unless such transaction is unanimously approved by the Directors of Presidential who are not otherwise affiliated with Presidential or Ivy (with no more than one abstention).

     The following table sets forth information with respect to all outstanding loans to Ivy at December 31, 1996 and December 31, 1997:

            ORIGINAL
              LOAN                                            BASIC
  DATE      ADVANCED              DESCRIPTION             INTEREST RATE     12/31/97     12/31/96
  ----     ----------             -----------             --------------   ----------   ----------
1981.....  $5,285,000   UTB Associates, a partnership     11.8 to 25.33%   $  544,616   $  617,419
                        in which Presidential owns a
                        66 2/3% interest, sold an apt.
                        property in New Haven, CT to
                        Ivy for long-term, non-recourse
                        purchase money notes.
1984.....   4,305,500   Sale by Presidential to Ivy of    6.00%             1,543,342    1,567,400
                        50% interest in a partnership
                        which owns an apartment complex
                        in Alexandria, VA (Overlook
                        loan).(1)
1991.....     526,454   UTB End Loans: Purchase money     Various             198,222      241,935
                        notes on co-op apts. These
                        notes were transferred to
                        Presidential as part of the Ivy
                        settlement.
1991.....     155,084   Consolidated Loans: Replaced      Chase Prime          64,719      116,787
                        previously defaulted loans.(2)
                                                                           ----------   ----------
                        Total Loans                                         2,350,899    2,543,541
                        Less: Discounts                                       160,735      145,915
                        Deferred gain on Overlook
                        loan                                                1,543,342    1,567,400
                                                                           ----------   ----------
                        Net Carrying Value                                 $  646,822   $  830,226
                                                                           ==========   ==========

---------------

(1) Pursuant to a Settlement Agreement effectuated in November, 1991 between the Company and Ivy (the "Settlement Agreement") relating to this loan and other outstanding loans to Ivy, Ivy agreed to give Presidential a deed in lieu of foreclosure to various assets held by Presidential as collateral for this loan, but since Presidential in its capacity as a secured creditor exercises significant control over, and receives the economic benefits from, such collateral, Presidential has no current plans to request such deed or foreclose on its collateral. The Overlook loan, which is a nonrecourse loan, is secured by three mortgages (the "Collateral Security") with face values totalling $1,593,342. All interest and principal collected by Ivy on the Collateral Security is paid to Presidential in reduction of current interest, previously deferred interest or principal.

(2) As part of the Settlement Agreement with Ivy, certain of Presidential's outstanding nonrecourse loans to Ivy were modified and consolidated into two nonrecourse loans (collectively, the "Consolidated Loans") that were collateralized by substantially all of Ivy's then remaining business assets with respect to which Presidential either did not previously have any security interest or had a junior security interest (collectively, the "Consolidated Collateral"). The terms of the Settlement Agreement permit Ivy to use the proceeds of each sale of Consolidated Collateral to (1) pay existing indebtedness of Ivy to its bank and trade creditors and certain operating expenses and (2) create and fund specified reserves to provide for payment of future obligations and potential liabilities. At December 31, 1997, the Consolidated Loans had an outstanding principal balance of $4,834,769 and a net carrying value of $64,719. In light of Ivy's substantial indebtedness, Presidential does not expect to recover any material amount on the Consolidated Loans in excess of their net carrying value.

     As part of the Settlement Agreement with Ivy, Presidential obtained an option to acquire Scorpio Entertainment, Inc., a company owned by the Ivy Principals to carry on theatrical productions ("Scorpio"). The option called for a $100,000 purchase price, to be paid by crediting it against amounts due to Presidential from the Ivy Principals under the Consolidated Loans. In 1996 Presidential and the Ivy Principals agreed to a modification of the Settlement Agreement to provide that the Ivy Principals will make payments on the Consolidated Loans in an amount equal to 25% of the operating cash flow (after provision for certain reserves) of Scorpio. This agreement, and Presidential's decision not to exercise its option to acquire the capital stock of Scorpio, was made pursuant to the unanimous determination of the members of the Board of Directors who are not affiliated with the Ivy Principals that such actions were in the best interests of Presidential. As a result of this modification, during 1997 Presidential received $81,250 from the Ivy Principals as payments on the Consolidated Loans.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of Presidential has an Executive Committee, an Audit Committee, a Compensation and Pension Committee and an Unaffiliated Director Committee. The Board of Directors does not have a nominating committee.

     The members of the Executive Committee are Jeffrey F. Joseph, Robert E. Shapiro and Joseph Viertel. The function of the Executive Committee is to make general and specific recommendations to the Board of Directors with respect to matters to be considered by the Board. The Executive Committee meets from time to time throughout the year as required by the business of Presidential.

     The members of the Audit Committee are Richard Brandt, Mortimer Caplin and Robert Feder. The function of the Audit Committee is to review the policies and procedures adopted by the Company and its independent public accountants with respect to the financial reporting by the Company. The Audit Committee held one meeting during the Company's last fiscal year.

     The members of the Compensation and Pension Committee are Richard Brandt, Mortimer Caplin and Robert Feder. The function of the Compensation and Pension Committee is to recommend guidelines and specific compensation levels to the Board of Directors of the Company for the executive officers of the Company. The Compensation and Pension Committee held one meeting during the Company's last fiscal year.

     The members of the Unaffiliated Director Committee are Richard Brandt, Mortimer Caplin and Robert Feder. The function of the Unaffiliated Director Committee is to review and vote upon any material transaction with Ivy Properties, Ltd. or any of its affiliates. The Company will not enter into any material transaction with Ivy or any affiliate of Ivy unless the members of the Unaffiliated Director Committee unanimously approve the transaction, with no more than one abstention. The Unaffiliated Director Committee did not hold any meetings during the Company's last fiscal year.

     The Board of Directors of the Company held four meetings during the Company's last fiscal year. All of the directors attended all of the meetings in 1997 of the Board of Directors and the committees of which they were members except that Joseph Viertel did not attend one Board meeting because of illness.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche, LLP, who, with their predecessor companies, have been the independent public accountants for Presidential and its predecessor companies since 1960, will have representatives present at the Annual Meeting of Stockholders who will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions. Deloitte & Touche, LLP has advised the Company that neither it nor, to the best of its knowledge, any of its members has any direct or material indirect financial interest in the Company nor has it had any connection during the past five years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee other than as independent auditors for the Company.

                                 OTHER MATTERS

     At the date of this Proxy Statement, the only proposals which the management intends to present at the meeting are those set forth in the Notice of the Annual Meeting of Stockholders. Management knows of no other matter which may come before the meeting, but if any other matters properly come before the meeting, it is intended that proxies in the accompanying forms will be voted thereon in accordance with the judgment of the person or persons voting the proxies.

               PROPOSALS FOR 1999 ANNUAL MEETING OF STOCKHOLDERS

     Shareholder proposals for the 1999 Annual Meeting of Stockholders must be received by the Secretary at the corporate offices of Presidential, 180 South Broadway, White Plains, New York 10605, no later than December 29, 1998 for inclusion in the Proxy Statement for the 1999 Annual Meeting of Stockholders.

                              COST OF SOLICITATION

     The cost of soliciting proxies in the accompanying forms has been or will be borne by the Company. In addition to solicitation by mail, solicitations may be made by telephone calls by existing employees of the Company.

     IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, YOU ARE REQUESTED TO SIGN THE ENCLOSED PROXY OR PROXIES AND RETURN SAME IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE.

     A STOCKHOLDER EXECUTING AND RETURNING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME BEFORE IT IS VOTED BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY SUBMISSION OF ANOTHER PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND REQUESTING TO VOTE IN PERSON.

April 27, 1998

   [PRESIDENTIAL REALTY             PRESIDENTIAL REALTY CORPORATION                       (CLASS A SHARES)
                  LOGO]     180 SOUTH BROADWAY, WHITE PLAINS, NEW YORK 10605
                                            MANAGEMENT PROXY
                           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                                               DIRECTORS

    The undersigned hereby appoints JEFFREY F. JOSEPH and THOMAS VIERTEL, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to appear and vote all of the shares of Class A stock standing in the name of the undersigned on April 23, 1998, at the Annual Meeting of Stockholders of Presidential Realty Corporation to be held at the Westchester Residence Inn, 5 Barker Avenue, White Plains, New York, on June 11, 1998 at 2:00 P.M., New York time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote as designated below:

1. ELECTION OF DIRECTORS                             WITHHOLD AUTHORITY
        FOR all nominees listed below:               to vote for all nominees listed below [ ]
        (except as marked to the contrary below) [
        ]

       ROBERT FEDER, JEFFREY F. JOSEPH, ROBERT E. SHAPIRO, JOSEPH VIERTEL

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

                ................................................................

       2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

The undersigned hereby acknowledges receipt of the Proxy Statement dated April 27, 1998.

             (CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE)

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Dated................, 1998                      Please sign exactly as name
                                             appears below. When shares are held
                                             by joint tenants, both should sign.
                                             When signing as attorney, as
                                             executor, administrator, trustee or
                                             guardian, please give full title as
                                             such. If a corporation, please sign
                                             in full corporate name by President
                                             or other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.

                                             ...................................
                                             Signature

                                             ...................................
                                             Signature if held jointly.

                                             PLEASE MARK, SIGN, DATE AND RETURN
                                             THE PROXY CARD PROMPTLY USING THE
                                             ENCLOSED ENVELOPE.

   [PRESIDENTIAL REALTY             PRESIDENTIAL REALTY CORPORATION                       (CLASS B SHARES)
                  LOGO]     180 SOUTH BROADWAY, WHITE PLAINS, NEW YORK 10605
                                            MANAGEMENT PROXY
                           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                                               DIRECTORS

    The undersigned hereby appoints JEFFREY F. JOSEPH and THOMAS VIERTEL, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to appear and vote all of the shares of Class B stock standing in the name of the undersigned on April 23, 1998, at the Annual Meeting of Stockholders of Presidential Realty Corporation to be held at the Westchester Residence Inn, 5 Barker Avenue, White Plains, New York, on June 11, 1998 at 2:00 P.M., New York time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote as designated below:

1. ELECTION OF DIRECTORS                             WITHHOLD AUTHORITY
        FOR all nominees listed below:               to vote for all nominees listed below [ ]
        (except as marked to the contrary below) [
        ]

                       RICHARD BRANDT, MORTIMER M. CAPLIN

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

                ................................................................

       2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

The undersigned hereby acknowledges receipt of the Proxy Statement dated April 27, 1998.

             (CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE)

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Dated................, 1998                      Please sign exactly as name
                                             appears below. When shares are held
                                             by joint tenants, both should sign.
                                             When signing as attorney, as
                                             executor, administrator, trustee or
                                             guardian, please give full title as
                                             such. If a corporation, please sign
                                             in full corporate name by President
                                             or other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.

                                             ...................................
                                             Signature

                                             ...................................
                                             Signature if held jointly.

                                             PLEASE MARK, SIGN, DATE AND RETURN
                                             THE PROXY CARD PROMPTLY USING THE
                                             ENCLOSED ENVELOPE.